Condensed Consolidated Statements of Operations - Unaudited - USD ($) $ in Thousands	9 Months Ended		12 Months Ended
	Sep. 30, 2021	Sep. 30, 2020	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
REVENUE
Net sales	$ 192,648	$ 206,873	$ 260,586	$ 243,290	$ 155,424
Cost of sales	87,074	99,991	127,959	115,427	76,205
Gross profit	105,574	106,882	132,627	127,863	79,219
OPERATING EXPENSES
Selling, general and administrative	33,348	28,273	48,669	40,937	22,127
Loss from operations	72,226	78,609	83,959	86,926	57,092
Other income (expense):
Interest expense, net of interest income of $0 and $52 in 2021 and 2020,respectively	(7,635)	(3,193)	(5,266)	(4,753)	(4,574)
Amortization of deferred financing costs	(1,195)	(526)	(877)	(700)	(531)
Total other income (expense), net	(8,830)	(3,719)
Net income (loss)	$ 63,396	$ 74,890	$ 77,816	$ 81,473	$ 51,987